UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2013

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland    1-11533    74-2123597
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)        Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

           On August 8, 2013, Parkway Properties LP, a subsidiary of Parkway Properties, Inc., entered into the third amendment to the limited partnership agreement of Parkway Properties Office Fund II, L.P. (the “Fund II Amendment”), which extended the investment period and expanded the investment guidelines of Parkway Properties Office Fund II, L.P. solely for the purpose of authorizing the purchase of a parcel of unimproved real property in Tempe, Arizona.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 13, 2013

PARKWAY PROPERTIES, INC.

By: /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and General Counsel